UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 3, 2017

THE DOW CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3433 (Commission file number)	38-1285128 (IRS Employer Identification No.)
2030 DOW CENTER, MIDLAND, MICHIGAN 48674
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: 989-636-1000
Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events
Item 8.01 Other Events.

The documents listed below (the "Documents") are required to be filed as exhibits to The Dow Chemical Company (the "Company") Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 (the "10-Q"). For administrative convenience and to avoid further increasing the size of the 10-Q, the Company is filing the Documents as exhibits to this optional Current Report on Form 8-K and will incorporate the Documents into the 10-Q by reference hereto.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10(a)(iv)	A copy of The Dow Chemical Company Executives' Supplemental Retirement Plan - Restricted and Cadre Benefits, as restated and effective September 1, 2017.
10(a)(v)	A copy of The Dow Chemical Company Executives' Supplemental Retirement Plan - Supplemental Benefits, as restated and effective September 1, 2017.
10(g)(i)	A copy of the retirement agreement dated July 12, 2017 between Joseph E. Harlan and The Dow Chemical Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant
Date: November 3, 2017

/s/ RONALD C. EDMONDS
Ronald C. Edmonds
Controller and Vice President of Controllers and Tax

EXHIBIT INDEX

Exhibit No.	Description
10(a)(iv)	A copy of The Dow Chemical Company Executives' Supplemental Retirement Plan - Restricted and Cadre Benefits, as restated and effective September 1, 2017.
10(a)(v)	A copy of The Dow Chemical Company Executives' Supplemental Retirement Plan - Supplemental Benefits, as restated and effective September 1, 2017.
10(g)(i)	A copy of the retirement agreement dated July 12, 2017 between Joseph E. Harlan and The Dow Chemical Company.